UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ⌧
Filed by a Party other than the Registrant ◻

Check the appropriate box:
◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

BRIDGEWATER BANCSHARES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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⌧ No fee required.
◻ Fee paid previously with preliminary materials.
◻ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! BRIDGEWATER BANCSHARES, INC. 4450 EXCELSIOR BLVD., SUITE 100 ST. LOUIS PARK, MN 55416 BRIDGEWATER BANCSHARES, INC. 2023 Annual Meeting Vote by April 24, 2023 11:59 PM ET You invested in BRIDGEWATER BANCSHARES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 25, 2023 at 2:00 PM Central Time. Vote Virtually at the Meeting* April 25, 2023 2:00 PM Central Time Virtually at: www.virtualshareholdermeeting.com/BWB2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D98547-P82658 Get informed before you vote View the Notice and Proxy Statement and Annual Report online at https://materials.proxyvote.com/108621 OR you can receive a free paper or email copy of the materials by making a request prior to April 11, 2023. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D98548-P82658 01) David B. Juran 02) Thomas P. Trutna 03) Todd B. Urness 1. Election of three Class II Directors Nominees: 2. Approval of the Third Amended and Restated Articles of Incorporation and Second Amended and Restated Bylaws to declassify the Company’s Board of Directors. 3. Approval of the Third Amended and Restated Articles of Incorporation and Second Amended and Restated Bylaws to increase the maximum number of Directors of the Company from eleven (11) to fifteen (15). 4. Approval of the Bridgewater Bancshares, Inc. 2023 Equity Incentive Plan. 5. Ratify the appointment of RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2023. For For For For For NOTE: This proxy will be voted in the discretion of the named proxies upon all other matters that may properly be brought before the meeting and any adjournments or postponements of the meeting.